UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2021 (May 13, 2021)

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6210 Ardrey Kell Road Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

(980) 264-4300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01	NNBR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 13, 2021, NN, Inc. (the “Company”) entered into an agreement (the “Cooperation Agreement”) with Corre Partners Management, LLC and certain related investors (collectively, “Corre Partners”).

Pursuant to the Cooperation Agreement, the Company increased the size of the Company’s Board of Directors (the “Board”) from 9 to 10 directors and appointed Dr. Rajeev Gautam to fill the newly created directorship. Dr. Gautam will serve as a director with an initial term expiring at the Company’s 2021 annual meeting and will be included in the Company’s slate of director nominees for election at the 2021 and 2022 annual meeting.

As previously announced in December 2020, Steven T. Warshaw is not standing for reelection and will resign as a member of the Board effective as of immediately prior to the commencement of the 2021 annual meeting of stockholders of the Company (the “Retirement Effective Time”). Upon his retirement, the size of the Board will be automatically reduced from 10 members to 9 members as described further below under Item 5.02.

The Cooperation Agreement requires Corre Partners to, at the Company’s 2021 annual meeting and at any meeting of the Company’s stockholders held prior to the date of termination of the Standstill Period (as defined below), vote all of its shares of the Company’s common stock in favor of the election of directors nominated by the Board and otherwise in accordance with the Board’s recommendation with respect to all other matters, subject to certain exceptions for extraordinary transactions, adoption of corporate defenses, and matters with a contrary recommendation from either or both Institutional Shareholder Services Inc. and Glass Lewis & Co., LLC.

The Cooperation Agreement, among other things, contains certain customary standstill restrictions that apply to Corre during the period from May 13, 2021 until the date that is 20 calendar days prior to the last day of the advance notice period for the submission by shareholders of director nominations for the Company’s 2023 annual meeting, as set forth in the advance notice provisions of the Company’s Amended and Restated Bylaws (the “Standstill Period”). During the Standstill Period, Corre Partners is, among other things, restricted from engaging in any solicitation of proxies or written consents relating to the Company, acquiring any assets of the Company, or acquiring any voting stock that would result in Corre Partners having beneficial ownership of more than 15.0% of the Company’s outstanding common stock.

The Cooperation Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the Cooperation Agreement is qualified in its entirety by reference to the full text thereof.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information set forth in Item 1.01 is incorporated by reference into this Item 5.02.

As described in Item 1.01, the size of the Board has been increased from 9 to 10 directors, and Dr. Gautam been appointed to the Board. The committee assignments for Dr. Gautam has not yet been determined.

Dr. Rajeev Gautam, 68, is the President and Chief Executive Officer, Performance Materials and Technologies of Honeywell International, Inc. (NASDAQ: HON), a global provider in developing and manufacturing high-quality performance chemicals and materials, process technologies and automation solutions. From 2009 to 2016, Dr. Gautam served as President of Honeywell UOP. He previously served as Vice President of Research and Development, Honeywell UOP, and Vice President and Chief Technology Officer, Performance Materials and Technologies. Dr. Gautam began his career with Union Carbide in 1978, which became part of a joint venture with Honeywell UOP in 1988. Throughout his career, Dr. Gautam has championed innovative solutions for industry needs and has been responsible for the development and commercialization of a broad range of catalytic and separations applications for the refining, petrochemical and gas processing industries.

Dr. Gautam brings substantive experience as a senior executive to manufacturing companies, and his current service as a senior executive for a publicly traded company, enables him to bring valuable insight, knowledge and experience to the Board.

Dr. Gautam will be compensated on the same basis as all other non-management directors of the Company, as described under “Compensation of Directors” in the Company’s Proxy Statement for its 2021 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 16, 2021.

Dr. Gautam will receive a pro rata share of the annual director compensation for the 2021 calendar year. Dr. Gautam will enter into an indemnification agreement with the Company, in the form previously entered into by the Company with its current directors, a copy of which was listed as Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

No family relationships exist between Dr. Gautam and any of the Company’s other directors or executive officers. Other than as described under Item 1.01, there are no arrangements or understandings pursuant to which Dr. Gautam was appointed as a director, and there are no related party transactions between the Company and Dr. Gautam reportable under Item 404(a) of Regulation S-K.

As noted in Item 1.01 and as previously announced in December 2020, Steven T. Warshaw will retire from, and resign as a member of, the Board as of the Retirement Effective Time. In connection therewith, the Company will decrease, as of the Retirement Effective Time, the size of the Board from 10 to 9.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On May 14, 2021, the Company issued a press release announcing the execution of the Cooperation Agreement and the appointment of Dr. Gautam. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Cooperation Agreement, dated May 13, 2021, among NN, Inc., Corre Partners Management, LLC, and each of the persons listed on the signature page thereto

99.1	Press release issued by NN, Inc. dated May 14, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2021

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President, General Counsel